UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2017

CNL HEALTHCARE PROPERTIES II, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	333-206017	47-4524619
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

450 South Orange Avenue, Orlando, FL	32801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 650-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

The information contained under Item 5.03 below is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 15, 2017, CNL Healthcare Properties II, Inc. (referred to herein as “we”, “us”, “our” or the “Company”) convened a special meeting of the stockholders (the “Special Meeting”) at the Company’s principal offices in Orlando, Florida. At the Special Meeting, the stockholders approved a proposed second articles of amendment and restatement of the Company (the “Second Amended and Restated Charter”). The Company filed the Second Amended and Restated Charter with the State Department of Assessments and Taxation of Maryland, and it became effective, on March 15, 2017.

The Second Amended and Restated Charter modified the terms of the Company’s Class T and Class I shares of common stock, $0.01 par value per share, and therefore the rights of the holders thereof. In particular, the Second Amended and Restated Charter amended the definition of “Total Share-Level Underwriting Compensation” such that the only forms of underwriting compensation that are included in the definition are Dealer Manager Fees, Sales Commissions and Distribution Fees (each as defined in the charter), whereas before the amendment the definition also included any other underwriting compensation, determined pursuant to the rules and guidance of the Financial Industry Regulatory Authority, Inc. The definition continues to include purchase price discounts from the non-discounted offering price given at the time of purchase. The Second Amended and Restated Charter also revised Sections 5.2.5 and Section 5.2.6 of the Company’s charter, in each case revising “9.75%” to “8.5%.” The impact of these changes is described below.

Prior to the amendment, the Company’s charter provided that Class T shares held in a particular account will convert into Class A shares on the earlier of a number of specified times, including but not limited to the end of the month in which the total underwriting compensation (and any purchase price discounts) paid in a primary offering with respect to such Class T shares purchased in a primary offering (excluding shares purchased through our distribution reinvestment plan and those received as stock dividends) is not less than 9.75% of the aggregate total of the non-discounted offering price at the time of purchase of those Class T shares purchased in such primary offering. From and after the amendment, the Company’s charter provides that Class T shares held in a particular account will convert into Class A shares on the earlier of a number of specified times, including but not limited to the end of the month in which the total Dealer Manager Fees, Sales Commissions and Distribution Fees (and any purchase price discounts) paid in a primary offering with respect to such Class T shares purchased in a primary offering (excluding shares purchased through our distribution reinvestment plan and those received as stock dividends) is not less than 8.50% of the aggregate total of the non-discounted offering price at the time of purchase of those Class T shares purchased in such primary offering.

Similarly, prior to the amendment, the Company’s charter provided that Class I shares held in a particular account will convert into Class A shares on the earlier of a number of specified times, including but not limited to the end of the month in which the total underwriting compensation (and any purchase price discounts) paid in a primary offering with respect to such Class I shares purchased in a primary offering (excluding shares purchased through our distribution reinvestment plan and those received as stock dividends) is not less than 9.75% of the aggregate total of the non-discounted offering price at the time of purchase of those Class I shares purchased in such primary offering. From and after the amendment, the Company’s charter provides that Class I shares held in a particular account will convert into Class A shares on the earlier of a number of specified times, including but not limited to the end of the month in which the total Dealer Manager Fees, Sales Commissions and Distribution Fees (and any purchase price discounts) paid in a primary offering with respect to such Class I shares purchased in a primary offering (excluding shares purchased through our distribution reinvestment plan and those received as stock dividends) is not less than 8.50% of the aggregate total of the non-discounted offering price at the time of purchase of those Class I shares purchased in such primary offering.

Once the 8.50% thresholds described above are reached with respect to Class T or Class I shares held by a stockholder within an account and purchased in a public primary offering, those shares will convert to Class A shares of common stock and therefore will no longer be subject to the economic impact of ongoing Distribution Fees (which only apply to Class T or Class I shares).

The above summary description is qualified in its entirety by the complete text of the Second Amended and Restated Charter, attached as Exhibit 3.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 15, 2017, the Company held the Special Meeting of the stockholders in Orlando, Florida. Of the 902,402 shares of the Company’s common stock that were issued and outstanding as of the record date and entitled to vote at the Special Meeting, a total of 502,347 shares (55.66%) were present in person or represented by proxy at the Special Meeting, constituting a quorum for the transaction of business.

At the Special Meeting, the Company’s stockholders voted (i) to approve the proposed Second Amended and Restated Charter (the “Charter Amendment Proposal”); and (ii) to approve the proposal to adjourn the Special Meeting to another date, even if a quorum was present, to solicit additional votes to approve the Charter Amendment Proposal, if necessary (the “Adjournment Proposal”).

Under the Company’s Articles of Amendment and Restatement and bylaws, the vote necessary to approve the Charter Amendment Proposal was the affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote at the Special Meeting, and the vote necessary to approve the Adjournment Proposal was the affirmative vote of a majority of the votes cast at the Special Meeting, assuming a quorum was present.

The voting results are set forth below and reflect the number of votes cast for, against or which abstained:

I.	The vote on the Charter Amendment Proposal was:

For	Against	Abstain	Broker Non-Votes
479,667	2,857	19,823	—

II.	The vote on the Adjournment Proposal was:

For	Against	Abstain	Broker Non-Votes
478,715	3,809	19,823	—

Because there were sufficient votes at the Special Meeting to approve the Charter Amendment Proposal, it was unnecessary to adjourn the Special Meeting to solicit additional votes.

No other business was transacted at the Special Meeting.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Second Articles of Amendment and Restatement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CNL Healthcare Properties II, Inc.

March 15, 2017

	By:	/s/ Kevin R. Maddron
Kevin R. Maddron
Chief Operating Officer, Chief Financial Officer and Treasurer